Exhibit 99.1

Venus Concept Announces Appointment of Rajiv De Silva as Chief Executive Officer and Director; Updates Fiscal Year 2022 Revenue Guidance

TORONTO, October 3, 2022 (GLOBE NEWSWIRE) – Venus Concept Inc. (“Venus Concept” or the “Company”) (NASDAQ: VERO), a global medical aesthetic technology leader, today announced that Rajiv De Silva has been appointed as the Company’s Chief Executive Officer and a member of the Board of Directors (the “Board”), effective October 2, 2022. The Company also announced the separation of Domenic Serafino as Chief Executive Officer and Director, effective October 2, 2022. This separation was not the result of any specific disagreement about strategy with management or the Board, inappropriate action, violation of company policy or any accounting irregularity.

Mr. De Silva currently serves as the Chairman of Covis Pharma, a privately-held, multinational specialty pharmaceutical company, and is a co-founder of Asiri Skincare, a privately-held company focused on topical consumer therapeutic skincare products. From 2013 to 2016, he served as President, CEO and Director of Endo International Plc, a publicly traded multinational specialty pharmaceutical company. Prior to Endo, Mr. De Silva served as President of Valeant Pharmaceuticals International, Inc. (now Bausch Health) from 2010 to 2013, and as COO of Valeant’s Specialty Pharmaceuticals business, which included its flagship dermatology and aesthetics unit, from 2009 to 2013. From 2003 to 2008, he held multiple leadership positions within Novartis AG, including President, Novartis Pharma Canada. Mr. De Silva started his career in healthcare at McKinsey & Company in 1995, where he rose to Partner. Mr. De Silva has a BSE, Honors from Princeton University, an MS from Stanford University, and an MBA with Distinction from the Wharton School at the University of Pennsylvania.

“We are excited to have Rajiv join the Company to lead Venus Concept through its next stage of growth and development,” said Scott Barry, Chairman and Director of Venus Concept. “He is a seasoned executive with significant experience in larger, multinational healthcare companies. Rajiv has a proven track of record of managing companies through multiple stages of growth – both organically and inorganically – and through complex turnarounds that included organizational restructuring and capital structure transformation. With Rajiv at the helm, the Board feels the Company has a strong leader to execute its strategic objectives of achieving sustainable, profitable, growth in the global medical aesthetics and hair restoration markets and advancing product development, including our next generation robotic technology platform for medical aesthetic applications.”

Mr. De Silva commented: “I am delighted to join Venus Concept at a pivotal time for the company. I believe that the Company’s best-in-class products and cutting-edge R&D capabilities provide an exciting platform to create meaningful partnerships with aesthetics professionals and make a difference in the lives of consumers. I am excited by the opportunity to build on the Company’s past successes and achieve near-term profitability and sustainable, long-term growth.”

Mr. Barry continued: “On behalf of the Board, I would like to express to Dom our deep gratitude for his 12 years of service to our Company. From his early days as a co-founder, his vision and leadership fueled the notable growth of Venus Concept to an established, publicly-traded company today. His legacy will be substantial: he built a Company that is an innovative, global leader in the medical aesthetic technology market, with a broad product portfolio of minimally invasive and non-invasive medical aesthetic and hair restoration technologies. We wish him continued personal growth in his future endeavors.”

Updated Fiscal Year 2022 Revenue Guidance:

In connection with Rajiv De Silva’s appointment as Chief Executive Officer, the Company has withdrawn its previously issued revenue guidance for fiscal year 2022, which was last updated on August 12, 2022.

While Venus Concept is evaluating potential near-term growth and profitability expectations under new leadership, it is providing preliminary third quarter 2022 revenue expectations in the interest of transparency. Specifically, the Company expects to deliver total revenue of at least $21 million for the three months ended September 30, 2022. The preliminary revenue results announced today are based solely upon information available to management as of the date of this press release. The Company’s actual results may differ from these estimates due to the completion of its quarter-end closing procedures, final adjustments and developments that may arise or information that may become available between now and the time the Company’s financial results for the third quarter ended September 30, 2022 are finalized.

Third Quarter 2022 Conference Call Information:

The Company plans to report financial results for the three and nine-months ended September 30, 2022 before the market opens on Friday, November 11, 2022. Management will host a conference call beginning at 8:00 a.m. Eastern Time to discuss third quarter financial results, recent business developments and the Company’s near-term financial outlook. Those who would like to participate may dial 877-407-2991 (201-389-0925 for international callers) and provide access code 13733044. A live webcast of the call will also be provided on the investor relations section of the Company’s website at ir.venusconcept.com. For those unable to participate, a replay of the call will be available for two weeks at 877-660-6853 (201-612-7415 for international callers); access code 13733044. The webcast will be archived at ir.venusconcept.com.

About Venus Concept

Venus Concept is an innovative global medical aesthetic technology leader with a broad product portfolio of minimally invasive and non-invasive medical aesthetic and hair restoration technologies and reach in over 60 countries and 18 direct markets. Venus Concept focuses its product sales strategy on a subscription-based business model in North America and in its well-established direct global markets. Venus Concept’s product portfolio consists of aesthetic device platforms, including Venus Versa, Venus Legacy, Venus Velocity, Venus Fiore, Venus Viva, Venus Glow, Venus Bliss, Venus BlissMAX, Venus Epileve and Venus Viva MD. Venus Concept’s hair restoration systems include NeoGraft® and the ARTAS® and ARTAS iX® Robotic Hair Restoration systems. Venus Concept has been backed by leading healthcare industry growth equity investors including EW Healthcare Partners (formerly Essex Woodlands), HealthQuest Capital, Longitude Capital Management, Aperture Venture Partners, and Masters Special Situations.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, you can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements about our financial performance; the growth in demand for our systems and other products; and general economic conditions, including the global economic impact of COVID-19, and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which the Company operates and management’s beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this communication may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under Part II Item 1A—“Risk Factors” in our Quarterly Reports on Form 10-Q and Part I Item 1A—“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the date of this communication. Unless required by law, the Company does not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Investor Relations Contact:

ICR Westwicke on behalf of Venus Concept:
Mike Piccinino, CFA
VenusConceptIR@westwicke.com